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                            ASSIGNMENT AND ASSUMPTION
              (Time Brokerage Agreement KLTY-FM, Ft. Worth, Texas)

         This Assignment and Assumption is entered into by and between SBT COMMUNICATIONS STATUTORY TRUST, a Connecticut statutory trust (referred to herein as "Assignor") and HBC LICENSE CORPORATION, a Delaware corporation and HBC BROADCASTING TEXAS, L.P., a Texas limited partnership (collectively referred to herein as "Assignee").

                                R E C I T A L S:

         A. Reference is hereby made for all purposes to that one certain Asset Purchase Agreement dated July 6, 1999 by and between SBT Communications Statutory Trust, as the Seller, and HBC Broadcasting Texas, L.P., a Texas limited partnership, as the Purchaser (the "APA").

         B. Reference is hereby made for all purposes to the following described agreement (referred to herein as the "TBA"):

         TIME BROKERAGE AGREEMENT dated September 22, 1999 by and between SBT Communications Statutory Trust, as the Licensee, and Sunburst Dallas, LP, as the Broker, a true, correct and complete copy of which, together with all amendments thereto, if any, is attached hereto as Exhibit "A".

         C. This Assignment and Assumption is executed and delivered in connection with the closing of the transactions under the APA.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) Assignor does hereby sell, assign and transfer unto the Assignee, and Assignee hereby accepts, all of the rights, titles and interests of the Assignor arising under the TBA and (ii) Assignor does hereby delegate unto the Assignee, and the Assignee hereby assumes, all of the obligations, duties and commitments of the Assignor arising for the first time from and after the date hereof under the TBA.

                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the Assignor and Assignee have executed this
Assignment and Assumption effective as of the 24th day of September, 1999.



                                 ASSIGNOR:

                                 SBT COMMUNICATIONS STATUTORY TRUST
                                 By: Drumcree Capital, Inc., not in its
                                 individual capacity, but solely as Trustee



                                 By:    /s/ W. Lawrence Patrick
                                        -----------------------------------
                                        W. Lawrence Patrick
                                 Its:   President


                                 ASSIGNEE:

                                 HBC BROADCASTING TEXAS, L.P.
                                 By:    HBC GP Texas, Inc.
                                 Its:   General Partner



                                 By:    /s/ McHenry T. Tichenor, Jr.
                                        -------------------------------------
                                        McHenry T. Tichenor, Jr.
                                        President and Chief Executive Officer


                                 AND

                                 HBC LICENSE CORPORATION


                                 By:    /s/ McHenry T. Tichenor, Jr.
                                        -------------------------------------
                                        McHenry T. Tichenor, Jr.
                                        President and Chief Executive Officer